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                                                                    EXHIBIT 10.4

                                   GUARANTY
TO:  PAN AMERICAN BANK, FSB

     FOR GOOD AND valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter referred to as the "Guarantors") hereby jointly and severally guarantee, promise and undertake as follows:

     1. Guarantors unconditionally, absolutely and irrevocably guarantee and promise to pay to PAN AMERICAN BANK, FSB ("Bank"), on demand, any sums owing to Bank and not paid by BPN Corporation ("Contractor") under that certain Insurance Premium Financing Management Agreement of even date herewith between Contractor and Bank (the "Agreement") within fifteen (15) days of Bank's demand therefor given on or after the date on which Contractor's performance is due thereunder:

     2. This Guaranty ("Guaranty") shall remain effective so long as any amounts remain due under the Agreement to Bank or until the "Closing Date" as defined in that certain Stock Option Agreement of even date herewith by and among Contractor, Pan American Group, Inc., Peter A. Walski, Barbara R. Walski, Cornelius J. O'Shea and The Walski Family Trust, whichever occurs earlier; provided, however, any claim asserted by Bank prior to the Closing Date that is
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subject to this Guaranty shall not be affected by the limitations contained in this sentence. Guarantors agree that nothing shall discharge or satisfy their obligations created hereunder except for the full payment of all sums due and owing to Bank by Contractor under the Agreement. This Guaranty is a personal and direct obligation of Guarantors, irrespective of the regularity, validity, or enforceability of any provision of the Agreement against Contractor and shall not be affected or impaired by any compromise, release, renewal, extension, indulgence, alteration, change in or modification of the Agreement, nor by any failure, negligence, or omission on the part of Bank to realize upon any obligations of Contractor or any other security therefor.

     3. Guarantors agree that they are directly and primarily liable to Bank, that their obligations hereunder are independent of the obligations of Contractor under the Agreement, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against Guarantors or any of them, whether action is brought against Contractor or any other guarantor or whether Contractor or Guarantors are joined in any such action or actions.

          In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against Contractor, the obligations of the Guarantors hereunder shall be immediately due, payable and enforceable against Guarantors without Bank's prior demand of any kind for performance given to Contractor.

          As a condition to payment or performance by Guarantors under this Guaranty, Bank shall not be required to, and Guarantors hereby waive any and all rights to require Bank to prosecute or seek to enforce any remedies against Contractor or any other party liable to Bank and/or to require Bank to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Bank by Contractor or any other party.

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     4.  Guarantors hereby authorize Bank to assign, without notice, the benefit of this Guaranty in whole or in part and/or Bank's rights hereunder to any assignee of the Agreement or of any loans originated thereunder.

     5. Guarantors hereby waive any right to assert against Bank any defense (legal or equitable), set-off, counterclaims, and/or claim which Guarantors may now or at any time hereafter have against Contractor and/or any other party liable to Bank in any way or manner.

         Guarantors hereby waive any defenses arising by reason of any claim based upon an election of remedies by Bank, which, in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantors' subrogation rights, rights to proceed against Contractor for reimbursement, and/or any other rights of the Guarantors to proceed against Contractor, against any other guarantor, or against any other person or security, including without limitation any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others.

         Any and all present and future debts of Contractor to Guarantors are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Contractor to Bank. All monies or other property of Guarantors at any time in Bank's possession may be held by Bank as security for any and all obligations of Guarantors to Bank no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise.

     6. Guarantors are presently informed of the financial condition of Contractor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of any obligation of Contractor to Bank under the Agreement. Guarantors hereby covenant that they will continue to keep themselves informed of Contractor's financial condition and of all other circumstances which bear upon the risk of nonpayment. Guarantors hereby waive their rights, if any, to require Bank to disclose to them any information which Bank may now or hereafter acquire concerning such condition or circumstances.

     7. This Guaranty shall continue in full force and effect until the earlier to occur of (i) the Closing Date, provided, however, that any claim
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asserted by Bank prior to the Closing Date that is subject to this Guaranty shall not be affected by such limitation, or (ii) Contractor's obligations to Bank under the Agreement are fully paid, performed and discharged and Bank gives the Guarantors written notice of that fact. In connection with subpart (ii) of this paragraph 7, Contractor's obligations shall not be considered fully paid, performed and discharged unless and until all payments by Contractor to Bank are no longer subject to any right on the part of any person whomsoever, including but not limited to Contractor, Contractor as a debtor-in-possession, and/or any trustee in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all

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rights to recover preferences voidable under Title 11 of the United States
Bankruptcy Code. In the event that any such payments by Contractor to Bank are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Bank's discretion, Guarantors shall be liable for the full amount Bank is required to repay up to the amount of the dollar limit of this Guaranty plus costs, interest, attorneys' fees and any and all reasonable expenses which Bank paid or incurred in connection therewith.

        8. This Guaranty shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of Bank's successors and assigns. The death of any Guarantor and the incapacity, lack of authority, death, disability or revocation hereof by any other Guarantor shall not terminate or otherwise impair this Guaranty.

        9. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Bank authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

        10. Guarantors agree to pay reasonable attorneys' fees and all costs and expenses which may be incurred by Bank in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of Contractor's obligations under the Agreement.

        11. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

        12. No action which Bank may take or omit to take in connection with the Agreement, nor any course of dealing with Contractor or any other person shall release undersigned's obligations hereunder, affect this Guaranty in any way or afford undersigned any recourse, claims or offsets against Bank, which undersigned hereby waives.

        13. The amount of this Guaranty and the joint and several liability of the Guarantors hereunder shall be limited to $600,000.00 plus any costs of enforcement of this Guaranty, including attorneys' fees.

        IN WITNESS WHEREOF, the undersigned has executed this Guaranty this
17th day of May   , 1995.
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"Guarantors"

                                                    /s/ PETER WALSKI
                                                    ----------------------------
                                                    PETER WALSKI


                                                    /s/ BARBARA WALSKI
                                                    ----------------------------
                                                    BARBARA WALSKI

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